UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 20, 2020, Mark Mullinix notified the Chairman of the Board of Directors of Medalist Diversified REIT, Inc. (the “Company”) of his intention to resign as a director of the Company, effective immediately. In addition, on August 21, 2020, Dianna Raedle notified the Chairman of the Board of Directors of the Company of her intention to resign as a director of the Company, effective immediately. Mr. Mullinix’s and Ms. Raedle’s resignation were not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company held its 2020 Annual Meeting virtually on Tuesday, August 18, 2020. The proposals considered and approved by stockholders at the 2020 Annual Meeting were the following:

•	the election of seven directors to the board of directors; and

•	the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Votes Against	Withhold	Broker Non-Votes
Thomas E. Messier	2,501,960	—	72,639	532,193
William R. Elliott	2,508,758	—	65,841	532,193
Neil P. Farmer	2,523,221	—	51,378	532,193
Charles S. Pearson, Jr.	2,517,867	—	56,732	532,193
Charles M. Polk, III	2,522,819	—	51,780	532,193
Dianna Raedle	2,518,742	—	55,857	532,193
Mark Mullinix	2,517,244	—	57,355	532,193

Appointment of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2020 was also presented at the 2020 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
2,196,722	22,300	887,770

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: August 24, 2020	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary